Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED—REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit.

Confidential portions of this Exhibit are designated by [*****].

A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0384-14

This Amendment No.4 (the “Amendment No.4”) dated as of December 22, 2016 is between Embraer S.A. (“Embraer”) and Azul Finance 2 LLC (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0384-14 dated December 30, 2014, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.4 and the Purchase Agreement, this Amendment No.4 shall control.

WHEREAS, Buyer and Embraer have agreed to [*****] under the Purchase Agreement;

WHEREAS, Buyer and Embraer have agreed to modify the Article 4.1.1 and 4.1.2 of the Purchase Agreement;

WHEREAS, Buyer has requested and Embraer has agreed to change the Contractual Delivery Date of [*****].

WHEREAS, Buyer and Embraer have agreed to [*****] Purchase Right Aircraft;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. [*****]

Considering Article 2.7 (d) to the Loan Agreement dated as of March 31, 2016 between Buyer and Embraer Finance Ltd. (Embraer wholly subsidiary), the Parties hereby agree to [*****] under the Purchase Agreement.

2. PAYMENT

The Article 4.1.1 and 4.1.2 is hereby deleted and replaced in its entirety by the following:

“4.1.1 An [*****] in the amount of [*****] per each Aircraft. The total amount of [*****] was already paid by Buyer on [*****].

4.1.2 A [*****] payment of [*****], less the relevant [*****], is due and payable as follows:

4.1.2.1 [*****] was already paid by Buyer on [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0864-16 Amendment No.4 to PA COM0384-14	Page 1 of 3

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0384-14

4.1.2.2 [*****] shall be paid by Buyer on or before [*****].

4.1.2.3 [*****] shall be paid by Buyer on or before [*****].

4.1.2.4 [*****] shall be paid by Buyer on or before [*****].”

3. DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment E to this Amendment No. 4.

4. PURCHASE RIGHT AIRCRAFT

Article 21.1 of the Purchase Agreement is hereby deleted and replaced in its entirety by the following:

“21.1 Embraer shall grant Buyer the right to purchase [*****] additional [*****] (the “Purchase Right Aircraft”) configured as per Attachment “A”, as may be amended from time to time, and available to Buyer [*****] that are applicable to the Aircraft (the “Purchase Right Basic Price”), [*****].

5. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 4 shall remain in full force and effect without any change.

6. COUNTERPARTS

This Amendment No. 4 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 4 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0864-16 Amendment No.4 to PA COM0384-14	Page 2 of 3

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0384-14

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 4 to be effective as of the date first written above.

EMBRAER S.A.		Azul Finance 2 LLC

By:	/s/ Luís Carlos Affonso	By:	/s/ Amir Nasruddin
Name:	Luís Carlos Affonso	Name:	Amir Nasruddin
Title:	Commercial Aviation	Title:	Attorney-in-Fact

By:	/s/ Adriana Sarto	By:	/s/ Amir Nasruddin
Name:	Adriana Sarto	Name:	Amir Nasruddin
Title:	Vice-President Contracts Commercial Aviation	Title:	Attorney-in-Fact

Place:	São José dos Campos, SP	Place:	Barueri, SP

COM0864-16 Amendment No.4 to PA COM0384-14	Page 3 of 3

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0384-14

ATTACHMENT “E”

AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0864-16 Attachment E to Amendment No. 4 to PA COM0384-14	Page 1 of 1